GOING BEYOND

Regency Energy Partners LP
Investor Day Presentation
April 6, 2011

REGENCY
ENERGY PARTNERS

Forward-Looking Statements

Certain matters discussed in this report include "forward-looking" statements. Forward-looking statements are identified as any statement that does not relate strictly to historical or current facts. Statements using words such as "anticipate," "believe," "intend," "project," "plan," "expect," "continue," "estimate," "goal," "forecast," "may" or similar expressions help identify forward-looking statements. Although we believe our forward-looking statements are based on reasonable assumptions and current expectations and projections about future events, we cannot give assurances that such expectations will prove to be correct. Forward-looking statements are subject to a variety of risks, uncertainties and assumptions. These risks and uncertainties include the risks that these transactions may not be consummated or that the benefits contemplated thereunder are achieved. Additional risks include, volatility in the price of oil, natural gas, and natural gas liquids, declines in the credit markets and the availability of credit for the Partnership as well as for producers connected to the Partnership's system and its customers, the level of creditworthiness of, and performance by the Partnership's counterparties and customers, the Partnership's ability to access capital to fund organic growth projects and acquisitions, and the Partnership's ability to obtain debt and equity financing on satisfactory terms, the Partnership's use of derivative financial instruments to hedge commodity and interest rate risks, the amount of collateral required to be posted from time-to-time in the Partnership's transactions, changes in commodity prices, interest rates, and demand for the Partnership's services, changes in laws and regulations impacting the midstream sector of the natural gas industry, weather and other natural phenomena, industry changes including the impact of consolidations and changes in competition, the Partnership's ability to obtain required approvals for construction or modernization of the Partnership's facilities and the timing of production from such facilities, and the effect of accounting pronouncements issued periodically by accounting standard setting boards. Therefore, actual results and outcomes may differ materially from those expressed in such forward-looking information.

In light of these risks, uncertainties and assumptions, the events described in the forward-looking statements might not occur or might occur to a different extent or at a different time than the Partnership has described. The Partnership undertakes no obligation to update publicly or to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Agenda

- The Road Ahead
- ETP-RGNC Midstream LLC Overview
- Business Segment Overviews
- Financial Overview
- Conclusion
- Q&A

The Road Ahead



Solid Foundation

Supportive General Partner	➢ Energy Transfer Equity brings significant expertise in the midstream sector
Diverse Asset Base	➢ With the announced Joint Venture acquisition of LDH Energy Asset Holdings LLC (LDH)[1], Regency would extend its presence across the midstream value chain
Strong Balance Sheet	➢ Maintain strong financial metrics and financial flexibility to support growth ➢ Maximize return on invested capital and optimize balance sheet

Regency has a solid foundation on which to build in 2011

1 Completion of the LDH Joint Venture acquisition is subject to customary closing conditions, including customary regulatory approvals

Expanding Portfolio

January 2010 – Completed **Haynesville and Red River Lateral Expansion Projects**

April 2010 – Acquired an additional **6.99% interest in the Regency Intrastate Gas System (RIGS)**

May 2010 – **Energy Transfer Equity, L.P.** acquired 100% of Regency's general partner

May 2010 – Acquired a non-operated 49.9% interest in the **Midcontinent Express Pipeline** (MEP)

July 2010 – **Sold east Texas** gathering & processing assets

August 2010 – Completed **expansions of Logansport Gathering System** located in north Louisiana

September 2010 – Completed **acquisition of Zephyr Gas Services**, a treating company

December 2010 – Announced **expansion projects in the Eagle Ford Shale** in south Texas

March 2011 – Formed a Joint Venture with Energy Transfer Partners (ETP) to purchase **LDH Energy Asset Holdings LLC** (LDH)[1]

1 Completion of the LDH Joint Venture is subject to customary closing conditions, including customary regulatory approvals

Expanding Portfolio

- From the wellhead to market, Regency offers a full range of midstream natural gas services, including natural gas gathering and processing, contract compression, contract treating and transportation
- The LDH Joint Venture would establish an NGL platform that includes NGL storage, fractionation, processing and transportation services[1]



Gathering and Dehydration
Compression
Treating and Processing
Transmission Lines
Mixed NGLs
Natural Gas Markets
NGL Fractionation
NGL Storage
Marketable NGL Products

Integration of midstream, contract compression, contract treating and transportation segments, combined with a high-quality NGL platform, provides further potential to increase operational efficiencies

1 Completion of the LDH Joint Venture is subject to customary closing conditions, including customary regulatory approvals

Expanding Portfolio

- Regency's diversification extends not only geographically, but vertically across the midstream value chain

2009 Adjusted Segment Margin | **2010 Adjusted Segment Margin** | **2011E Pro Forma Adjusted Segment Margin[1]**



37%
8%
55%
2%
28%
41%
29%
11%
5%
30%
24%
30%
Gathering & Processing
Transportation
Contract Compression
Contract Treating
NGLs

LDH Joint Venture will provide further margin diversification[1]

1 Assumes full-year impact from the LDH Joint Venture; completion of the LDH Joint Venture acquisition is subject to customary closing conditions, including customary regulatory approvals

Strategic Objectives and Goals

- **Regency's Mission:** To create value for our customers by providing the best services in the midstream natural gas industry. In doing so, we expect to achieve superior returns for our investors

- Maximize Assets
- Expand & Enhance Portfolio
- Capital Management
- Leverage Relationships
- Focus on Safety

→

- **Growing Unitholder Value**
- **Achieving Investment Grade Metrics**[1]

1 Investment grade ratings and the applicable criteria are solely determined by the rating agencies

Growth Opportunities

- Regency's presence across multiple formations provides an advantage over less diversified MLPs

Regency Asset Base Including LDH Assets[1]



Marcellus Shale
Permian Basin
Barnett Shale
Avalon Shale
Fayetteville Shale
Bone Springs
Cotton Valley
Eagle Ford Shale
Haynesville Shale
Bossier Shale
Compression & Treating Operating Base
Gathering System
Interstate & Intrastate Transportation System
RGNC Regional Offices
RGNC Corporate Dallas Headquarters
RGNC Treating/Processing Facility
LDH Fractionation/ Processing Facility
LDH Storage Facility
LDH Pipeline

1 Completion of the LDH Joint Venture is subject to customary closing conditions, including customary regulatory approvals

Growth Opportunities: South Texas

- Significant increase in midstream infrastructure will be necessary to handle the increasing gas, NGL, and condensate production


Edwards
Real
Bandera
Kendall
Comal
Caldwell
Guadalupe
Bexar
Kinney
Uvalde
Medina
Gonzales
Wilson
Zavala
Frio
Texas
Atascosa
Fashing Plant
Karnes
DeWitt
Maverick
Goliad
Dimmit
Tilden Plant
La Salle
McMullen
Live Oak
Bee
San Patricio
Webb
Duval
Jim Wells
Nueces
RGNC Plant Facility
South Texas Pipeline
Compression/ Treating Operations
Dry Gas Window
Condensate Window
Oil Window

	Eagle Ford Shale
Gathering & Processing	✓
Transportation	✓
Compression	✓
Contract Treating	✓
NGL Infrastructure[1]	✓

Regency's current south Texas infrastructure is well positioned to capitalize on additional growth opportunities

1 Completion of the LDH Joint Venture is subject to customary closing conditions, including customary regulatory approvals

Growth Opportunities: West Texas

- With current oil prices, producer activity has continued to pick up in the region
- Bone Springs and Avalon Shale, along with traditional Permian producing formations, will provide opportunities to fill our existing plant and provide opportunities to construct additional infrastructure


New Mexico
Texas
RGNC Plant Facility
RGNC Gathering
LDH WTX Pipeline
Compression/ Treating Operations
Bone Springs Shale
Avalon Shale
Permian Basin

	Bone Springs, Avalon Shale and Permian Basin
Gathering & Processing	✓
Transportation	
Compression	✓
Contract Treating	✓
NGL Infrastructure[1]	✓

With the LDH Joint Venture, Regency would be well positioned to provide comprehensive solutions for producers, including leveraging our strong operational footprint to deploy additional horsepower and treating assets

1 Completion of the LDH Joint Venture is subject to customary closing conditions, including customary regulatory approvals

Growth Opportunities: North Louisiana

REGENCY ENERGY PARTNERS

- Driven by drilling programs on committed acreage and a backlog of wells waiting on frac completions, volumes are expected to increase on our Logansport system
- Continued drilling around Cotton Valley has led to additional volumes coming online around our Dubach system


Arkansas
Texas
Louisiana
RGNC Plant Facility
RGNC NLA Gathering
Regency Gulf States Transmission corp
Regency Intrastate Gas System
Regency Liquids Pipeline
Midcontinent Express Pipeline
Compression/ Treating Operations
Haynesville Shale
Bossier Shale
Cotton Valley

	Haynesville Shale	Cotton Valley
Gathering & Processing	✓	✓
Transportation	✓	✓
Compression	✓	✓
Contract Treating	✓	
NGL Infrastructure[1]		✓

The Haynesville Shale has become a top gas-producing formation in the United States and continues to have significant long-term potential

1 Completion of the LDH Joint Venture is subject to customary closing conditions, including customary regulatory approvals

Growth Opportunities: Marcellus Shale

- With minimal existing infrastructure in the emerging Marcellus Shale, Regency sees numerous opportunities to work with producers to provide additional compression and treating applications
- As wellhead pressures continue to decline, additional compression will be required
- Many of the producers with acreage in the Marcellus Shale are current customers of our Contract Compression Segment



New York
Ohio
Pennsylvania
Maryland
West Virginia
Virginia
Compresson Operations
Marcellus Shale

ETP-RGNC Midstream Overview



ETP-RGNC Midstream: Transaction Overview

- Energy Transfer Partners, L.P. and Regency Energy Partners LP have formed a Joint Venture to purchase LDH Energy Asset Holdings LLC[1]
  - ETP will contribute $1.35 billion in exchange for a 70% interest in the Joint Venture
  - Regency will contribute $578 million in exchange for a 30% interest in the Joint Venture
  - ETP will operate the assets on behalf of the Joint Venture
  - The Joint Venture will be a stand-alone entity with equal board representation

The announced Joint Venture will significantly expand Regency's asset portfolio, adding a natural gas liquids (NGL) platform[1]

1 Completion of the LDH Joint Venture is subject to customary closing conditions, including customary regulatory approvals

ETP-RGNC Midstream: Strategic Rationale

REGENCY ENERGY PARTNERS

- The Joint Venture positions Regency as a significant player in the NGL business

Strategic Rationale	
Strategically Located Assets	➢ Mont Belvieu, Texas ➢ Permian Basin and Barnett Shale
Favorable Market Fundamentals	➢ Expectations for NGL demand continue to be favorable
Fee-based Margins	➢ Storage and NGL transportation businesses provide 100% fee-based margins ➢ Fee-based income is estimated to be approximately 70% of LDH's total margin for 2011
Platform For Growth	➢ Opportunities for discernable, large-scale organic growth projects
Scale & Diversification of Business Mix	➢ Expands midstream portfolio to include NGL storage, fractionation and transportation services

Regency will be well positioned to offer comprehensive NGL solutions to natural gas producers & pursue additional organic growth opportunities

ETP-RGNC Midstream: Asset Overview

- The midstream assets include storage, pipeline, fractionation and processing facilities which handle a wide array of energy products, including natural gas, NGLs, petrochemicals and refined products

Storage

- Mont Belvieu Storage Facility
- Hattiesburg Storage Facility

Pipeline Transportation

- West Texas NGL Pipeline

Fractionation and Processing

- Two cryogenic processing plants
- 25,000 Bbls/d fractionator
- Sea Robin Gas Processing Plant

Asset Map



Legend
Pump Station
Third Party Gas Plants
Underground Storage
Gas Plants
Liquid Storage
Texas
Oklahoma
Arkansas
Mississippi
Louisiana
Regency Waha Processing Plant
Energy Transfer Godley Processing Plant

We anticipate that Louis Dreyfus will remain an important customer, and that this transaction will present opportunities to partner with Louis Dreyfus on existing and future growth opportunities

ETP-RGNC Midstream: Storage

REGENCY ENERGY PARTNERS

Mont Belvieu Storage Facility

- NGLs, refined products and petrochemicals (ethylene)
- 43 million Bbls of cavern capacity in 24 salt dome caverns; 23 million Bbls brine pond capacity
- Connects to 16 pipelines, 4 Mont Belvieu area fractionators and 8 refineries/chemical plants
  - 200 miles of area pipeline – refined products transport to Colonial and Explorer pipelines
- Provides dedicated NGL storage, fungible NGL storage and refined products storage
- 95% plus renewal rate with contract duration of 1 – 3 years
- 100% fee-based cash flows

Hattiesburg Storage Facility

- NGLs (propane and butane)
- 3.9 million Bbls in three salt dome caverns
- Connects to Dixie pipeline serving propane demand in Southeast
- Contracts typically one year in duration, renegotiated annually
- 100% fee-based cash flows

ETP-RGNC Midstream: Pipeline Transportation

West Texas Pipeline

- Intrastate NGL pipeline system running from the Permian Basin and Barnett Shale to Mont Belvieu
  - 1,066-mile long-haul 12" pipeline
  - 144,000 Bbls/d of capacity
    - Approximately 87,000 Bbls/d from Permian Basin
    - Remaining capacity from Barnett Shale and east Texas
  - Connects to 20 injection points and four third-party fractionators
  - Dedicated or take-or-pay contract agreements with average term of four years
  - Intrastate tariff filed with Texas Railroad Commission
  - 200,000 Bbls NGL storage facility in Midland, TX used for system balancing



Oklahoma
Texas
Arkansas
Louisiana
West Texas Pipeline
Legend
Pump Station
Third Party Gas Plants
Underground Storage
Liquid Storage
Cedar Bayou Injection
Mont Belvieu

Regency Waha Processing Plant

Energy Transfer Godley Processing Plant

ETP-RGNC Midstream: Fractionation and Processing

Refinery Services

- Off-gas processing and Olefins-grade NGL fractionation complex that cryogenically processes refinery off-gas, returning the methane stream to the refiners for use as fuel, and fractionating the O-grade NGL stream into its higher value components
  - Located along the Mississippi River refinery corridor in southern Louisiana
  - Two cryogenic off-gas processing plants
    - Chalmette Croygenic Plant (54 MMcf/d capacity)
    - Sorrento Cyrogenic Plant (28 MMcf/d capacity)
  - O-grade NGL fractionator (25,000 Bbls/d capacity)
    - Connects through 85-mile pipeline to Sorrento and Chalmette processing plants



Legend
Fractionator
Cryogenic Plant
Host Refinery
Geismar NGL / Olefins Fractionator
Refinery Services pipeline (~85 miles)
Lake Pontchartrain
Convent Refinery
Sorrento Cryogenic Plant
Chalmette Cryogenic Plant
Chalmette Refining LLC

Sea Robin Processing Plant

- Cryogenic wet gas processing plant "straddling" the Sea Robin pipeline system, adjacent to Henry Hub
  - Straddle plant on Sea Robin Pipeline
  - Placed into service in 1973
  - 850 MMcf/d residue capacity and 26,000 Bbls/d NGL capacity
  - LDH currently maintains an ~20% interest in the plant
    - 11 additional owners maintain an interest in the plant
    - Operated by Amerada Hess Corporation
  - Connects to nine interstate and four intrastate residue pipelines and various deepwater production fields



Kaplan
90
Loreauville
New Iberia
Abbeville
Henry Hub
Jeanerette
Sea Robin Gas Plant
Esther
Baldwin
Franklin
90
Vermilion Bay
West Cote Bay
Patterson
Pecan Island

ETP-RGNC Midstream: Combined Assets

➤ LDH's assets complement both Regency's and ETP's current geographic footprints

Regency, Energy Transfer and Joint Venture Asset Map


Kansas
Colorado
Oklahoma
New Mexico
Texas
Arkansas
Tennessee
Mississippi
Louisiana
Geismar Fractionator
Sorrento
Chalmette Processing Plant
1 inch = 99 miles
0
50
100
200
Miles
Legend
LDH Fractionation / Processing Facility
LDH Storage Facility
RGNC Treating / Processing Facility
Regency Intrastate Gas LP
RGNC Gathering and Processing
MEP
ETP Intrastate
LDH Energy

ETP-RGNC Midstream:
NGL Market Fundamentals

- As natural gas producers continue to drill in NGL-rich areas, the increased supply will create the need for additional NGL infrastructure

Current Fundamentals
As light-end NGLs de-couple from crude pricing, they have become the preferred feedstock for petrochemical producers
Increase in NGL demand is encouraging natural gas drillers to produce more wet gas
Fractionation capacity is likely the tightest market in the midstream value chain, especially at Mont Belvieu, the largest NGL trading hub in the world
Assets uniquely positioned due to the scarcity of available land on the Mont Belvieu salt dome for new storage facilities

WTI Price/NGL-to-Crude Ratio[1,2]



WTI $/BBl
$160
$140
$120
$100
$80
$60
$40
$20
$-
120%
100%
80%
60%
40%
20%
0%
NGL Products as a Percent of Crude
1/1/2000
10/1/2000
7/1/2001
4/1/2002
1/1/2003
10/1/2003
7/1/2004
4/1/2005
1/1/2006
10/1/2006
7/1/2007
4/1/2008
1/1/2009
10/1/2009
7/1/2010
WTI
C2 %[3] of Crude
C3[4] % of Crude

Domestic NGL demand is expected to remain strong as a result of low relative feedstock costs coupled with increased global petrochemical demand

1. Source: Public data and Regency internal analysis
2. Source: Wells Fargo
3. Ethane
4. Propane

ETP-RGNC Midstream, LLC: Conclusion

REGENCY ENERGY PARTNERS

➢ The Joint Venture will immediately give ETP and Regency a strong position in the liquids business that would be difficult to establish organically[1]

Transaction Benefits
➢ Establishes an NGL platform that would significantly strengthen ETP's and Regency's service offerings to natural gas producers
➢ Further diversifies ETP's and Regency's business portfolio by adding NGL storage, fractionation and transportation capabilities
➢ Approximately 70% of LDH's 2011 margin is expected to be generated by fee-based midstream services, resulting in relatively stable and predictable cash flows
➢ A joint venture provides both ETP and Regency with the opportunity to capitalize on current market dynamics and future projects in the downstream markets

LDH 2011 Estimated Margin By Asset Segment



18%
31%
51%
NGL Transportation
Storage
Fractionation & Processing

The assets provide a downstream platform that complements ETP's and Regency's existing midstream assets and creates integrated growth opportunities across the entire natural gas and NGL value chain

1 Completion of the LDH Joint Venture acquisition is subject to customary closing conditions, including customary regulatory approvals

Gathering & Processing Segment Overview



Gathering and Processing: Overview

- Regency's gathering and processing operations are primarily located in Texas, Louisiana, Oklahoma and Kansas



Kansas
Lakin
Colorado
Mocane
Missouri
Oklahoma
Arkansas
New Mexico
Lisbon
Dubberly
Dubach
Elm Grove Plant
Logansport
Mississippi
Texas
Waha
Louisiana
Fashing
Tilden
Legend
RGNC Treating/Processing Facility
RGNC Gathering System
0
50
100
200
Miles
1 inch = 99 miles

Gathering & Processing Asset Summary[1]	
Total Processing Plants[2]	6
Total Treating Plants	3
Total Gathering System Length (miles)	5,283
Total Compression (HP)[3]	192,771

1 All information as of March 31, 2011
2 Excludes inactive Lakin plant; as of March 1, 2011
3 Compression does not include contract compression for third parties; 115,000 hp is operated by our contract compression business for our gathering & processing segment and 77,771 hp is operated by our gathering & processing segment

Gathering and Processing: Overview

- Throughput in 2010 increased slightly as additional volumes from liquids-rich plays more than offset declines in conventional fields
  - Majority of the growth in throughput volumes came from south Texas as a result of increased Eagle Ford drilling
  - Favorable liquids pricing and the revival of Permian basin helped increase margins throughout 2010

Gathering & Processing Throughput and Adjusted Segment Margin



1,050
1,000
950
900
850
800
750
700
MMBtu/d (000's)
1,012
959
933
1,001
1,005
1,002
951
1,030
$62
$60
$58
$56
$54
$52
$50
$ in millions
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
Gathering & Processing Throughput
Gathering & Processing Adjusted Segment Margin

Gathering and Processing: Mid-Continent


Kansas
Colorado
Oklahoma
Mocane
Texas
Legend
RGNC Plant Facility
RGNC Midcon Gathering

Mid-Continent	
Plants	1
Gathering System Length (miles)	3,470
Compression (HP)	40,576
Total Processing Capacity (MMcf/d)	50

Key Assets	
Mocane Processing Plant	50 MMcf/d
FrontStreet Hugoton Gathering System	152 MMcf/d
Lakin Gathering System	120 MMcf/d
Mocane-Laverne Gathering System	75 MMcf/d
Greenwood Gathering System	40 MMcf/d

Key Producer Customers	
BP	Oxy
Eastman Dillon	EXCO
Pioneer	Cabot
Osborn Heirs	DCP
Merit	Apache

Primary Producing Formations	
Chase	Morrow
Chester	

Gathering and Processing: Mid-Continent

Regional Production[1]



900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Mcf/d
Jan-04 Jun-04 Nov-04 Apr-05 Sep-05 Feb-06 Jul-06 Dec-06 May-07 Oct-07 Mar-08 Aug-08 Jan-09 Jun-09 Nov-09
Prior Years 2005 2006 2007 2008 2009 2010

Margin by Type[2]



45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
6%
41%
18%
25%
10%
Gas Margin
NGL Margin
Condensate Margin
Fee Margin
Helium Margin

Outlook
Mature region with steady volumes that require minimal drilling
Primary growth potential comes from consolidation opportunities
FrontStreet assets provide steady, fee-based margins that are not dependent on flowing volumes

Volume Outlook[3]	
Full Year 2010 Average Volume	101,000 MMbtu/d
2011 Forecast Average Volume Change[4]	Down 3 - 6%

System Outlets	
Colorado Interstate Gas	Panhandle Energy Pipeline

1 Includes Harper (OK), Beaver (OK), Grant (KS), Finney (KS), Harper (OK), Haskell (KS), Morton (KS) and Stanton (KS) counties
2 Based on full-year 2010 production
3 Excludes volumes from FrontStreet
4 Change from 2010 average daily volumes to 2011 average daily volumes; excludes FrontStreet assets

Gathering and Processing: North Louisiana



Arkansas
Lisbon Plant
Dubach Plant
Dubberly Plant
Elm Grove Plant
Louisiana
Logansport Treater
Texas
Legend
Plant Facility
Regency NLA Gathering

Key Producer Customers	
Wildhorse	Devon
Comstock	Chesapeake
XTO	Samson
El Paso	BP
JW Operating	Camterra

North Louisiana	
Plants	5
Gathering System Length (miles)	442
Compression (HP)	55,489
Total Processing Capacity (MMcf/d)	525
Total Treating Capacity (GPM)	660

Key Assets	
Dubach Processing Plant	95 MMcf/d
Lisbon Processing Plant	30 MMcf/d
Dubberly Refrigeration Plant	200 MMcf/d
Elm Grove Refrigeration Plant	200 MMcf/d
Dubach/Calhoun/Lisbon Gathering System	300 MMcf/d
Logansport Gathering System	450 MMcf/d
Logansport Treating Plant	600 GPM
Sharon Treating Plant	60 GPM

Primary Producing Formations	
Cotton Valley	James Lime
Bossier	Haynesville
Hosston – Smackover	

Gathering and Processing: North Louisiana

Regional Production[1]



Mcf/d
4,500,000
4,000,000
3,500,000
3,000,000
2,500,000
2,000,000
1,500,000
1,000,000
500,000
-
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Prior Years
2005
2006
2007
2008
2009
2010

Margin by Type[2]



50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
9%
44%
9%
Gas Margin
NGL Margin
Condensate Margin
Fee Margin

Outlook

Outlook
Given current gas prices, we expect acreage position drilling to slow slightly, but believe the Haynesville and Bossier shales will continue to be the premier dry gas plays in the United States
Producers are focusing on the Bossier shale where economics support continued drilling in 2011
Volumes will continue to increase in north Louisiana, driven by drilling programs on committed acreage and a backlog of wells waiting on frac completions
Favorable liquids pricing has renewed interest in the Cotton Valley drilling near our north Louisiana processing plants

Volume Outlook

Full Year 2010 Average Volume	408,000 MMbtu/d
2011 Forecast Average Volume Change[3]	Up 8 - 11%

System Outlets

Texas Gas Transmission	Mississippi River Transmission
Sonat	Louisiana Intrastate Gas
Tennessee Gas Pipeline	CenterPoint
Gulf South	

1 Includes Bienville, Bossier, Caddo, Claiborne, De Soto, Jackson, Lincoln, and Webster parishes
2 Based on full-year 2010 production
3 Change from 2010 average daily volumes to 2011 average daily volumes

Gathering and Processing: West Texas



Loving
Winkler
Ector
Midland
Ward
Texas
Crane
Upton
Reeves
Waha
Pecos
Crockett
Legend
RGNC Plant Facility
RGNC WTX Gathering

West Texas	
Plants	1
Gathering System Length (miles)	806
Compression (HP)	48,574
Total Processing Capacity (MMcf/d)	125
Total Treating Capacity (GPM)	400

Key Assets	
Waha Processing Plant	125 MMcf/d
Waha Gathering System	200 MMcf/d
Waha Treating Plant	400 GPM

Key Producer Customers	
Occidental Permian	Finley
Anadarko	Chevron
Olsen Energy	Apache
ExxonMobil	Chesapeake

Primary Producing Formations	
Devonian	Cherry Canyon
Delaware	Wolfcamp
Atoka/Morrow	Bone Springs

Gathering and Processing: West Texas

Regional Production[1]



Mcf/d
1,000,000
900,000
800,000
700,000
600,000
500,000
400,000
300,000
200,000
100,000
-
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Prior Years
2005
2006
2007
2008
2009
2010

Margin by Type[2]



60%
50%
40%
30%
20%
10%
0%
9%
50%
18%
23%
Gas Margin
NGL Margin
Condensate Margin
Fee Margin

Outlook
With current oil prices, producer activity has continued to pick up in the region
Mature basin with multiple zones and developing plays (e.g. Bone Springs, Avalon, Wolfcamp, Cherry Canyon, and Barnett Shale)
New grass roots wells are being drilled in multiple plays – both horizontal and vertical wells
Positioned with existing infrastructure and plant capacity to bridge new production
Have existing firm liquid takeaway capacity out of the area

Volume Outlook	
Full Year 2010 Average Volume	115,000 MMbtu/d
2011 Forecast Average Volume Change[3]	Up 9-12%

System Outlets	
Atmos	Oasis
Enterprise	Oneok
El Paso Natural Gas	

1 Includes Pecos, Reeves, Ward and Winkler counties
2 Based on full-year 2010 production
3 Change from 2010 average daily volumes to 2011 average daily volumes

Gathering and Processing: South Texas

REGENCY ENERGY PARTNERS



Texas
Fashing Plant
Tilden Plant
Legend
Edwards
Real
Bandera
Kerr
Kendall
Comal
Hays
Caldwell
Guadalupe
Bexar
Gonzales
Kinney
Uvalde
Medina
Wilson
DeWitt
Atascosa
Karnes
Zavala
Frio
Maverick
Goliad
Dimmit
Bee
La Salle
Live Oak
McMullen
Refugio
San Patricio
Webb
Duval
Jim Wells
Nueces

South Texas	
Treating Facilities	2
Gathering System Length (miles)	565
Compression (HP)	48,132
Total Treating Capacity (GPM)	750

Key Assets	
Tilden Treating Plant	400 GPM
Fashing Treating – Edwards Lime JV	350 GPM
Tilden (Lean/Sour) Gathering System	60 MMcf/d
Tilden (Rich/Sour) Gathering System	40 MMcf/d
LaSalle (Rich/Sweet) Gathering System	225 MMcf/d
Fashing (Lean/Sour) Gathering System	75 MMcf/d

Key Producer Customers	
SM Energy	Pioneer
Rosetta	Lewis Energy
XTO	El Paso
Petrohawk	Talisman/Statoil
Conoco	

Primary Producing Formations	
Eagleford Shale	Buda
Wilcox	Edwards
Austin Chalk	Sligo
Olmos	

Gathering and Processing: South Texas

REGENCY ENERGY PARTNERS

Regional Production[1]



Mcf/d
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
Jan-04
Jul-04
Jan-05
Jul-05
Jan-06
Jul-06
Jan-07
Jul-07
Jan-08
Jul-08
Jan-09
Jul-09
Jan-10
Jul-10
Prior Years
2005
2006
2007
2008
2009
2010

Margin by Type[2]



40%
35%
30%
25%
20%
15%
10%
5%
0%
16%
36%
11%
37%
Gas Margin
NGL Margin
Condensate Margin
Fee Margin

Outlook
One of the fastest developing regions in the U.S. with the rapid growth of the Eagle Ford Shale
Drilling continues to increase with producers forecasting additional rigs in 2011
Significant increase in gathering infrastructure will be necessary to handle the increasing gas, NGL, and condensate production
Positioned with existing infrastructure to take advantage of bridge drilling

Volume Outlook	
Full Year 2010 Average Volume	217,000 MMbtu/d
2011 Forecast Average Volume Change[3]	Up 35 - 40%

System Outlets	
Transco	Enterprise

1 Includes Atascosa, Dimmit, Frio, Karnes, La Salle, McMullen, Webb and Zavala counties
2 Based on full-year 2010 production
3 Change from 2010 average daily volumes to 2011 average daily volumes

Gathering and Processing: Opportunities

REGENCY ENERGY PARTNERS

Opportunities
Provide options for our south Texas producers to meet growing needs for gas, condensate and NGL takeaway capacity
Bone Springs and Avalon Shale, along with traditional Permian producing formations, will provide opportunities to fill our existing plant and provide opportunities to install additional infrastructure
Utilize existing north Louisiana systems to gather spec and off-spec gas by segregating lines and allowing for growth opportunities in the same system
Continue to look for bolt-on acquisitions as producers look to monetize their existing gathering systems for exploration dollars
Consolidation around Mid-continent area would create additional operational efficiencies and synergies between our business segments

Transportation Segment Overview



Transportation Segment: RIGS

- The Haynesville Joint Venture completed the Haynesville Expansion Project in January 2010
- Regency acquired an additional 6.99% ownership interest in the Haynesville Joint Venture in April 2010

RIGS Haynesville Joint Venture Partnership Structure	
Regency Energy Partners	49.99%
GE Energy Financial Services	0.01%
Alinda Capital Partners	50%



Arkansas
Louisiana
Texas
Lisbon Plant
Dubach Plant
Dubberly Plant
Elm Grove Plant
Legend
RGNC Plant Facility
RIGS Pipeline

RIGS Details	
Capacity / Pipeline Length	▶ 2.1 Bcf/d ▶ 450 miles
Major Shippers	▶ Petrohawk ▶ Exco ▶ BG ▶ El Paso Corporation ▶ Chesapeake
Louisiana Markets Served	▶ Union Power ▶ Swepco ▶ Louisiana Tech
Major Pipeline Interconnections	▶ Texas Gas ▶ Tennessee ▶ Trunkline ▶ Southern Natural ▶ ANR ▶ Columbia Gulf ▶ Tetco
Firm Transportation Commitments	▶ Recent pipeline expansion fully subscribed for 10-year terms at approximately 85% demand charges ▶ Demand charges on Legacy system approximately 87%

Transportation Segment: MEP

- Regency acquired a 49.9% interest in MEP from Energy Transfer in May 2010, representing our first major investment in an interstate pipeline

MEP Joint Venture Partnership Structure	
Regency Energy Partners	49.9%
Energy Transfer	0.1%
Kinder Morgan	50.0%



Tennessee
Oklahoma
Arkansas
Bennington Bryan
Lamar CS
Atlanta CS
Perryville CS
Delhi
Mississippi
Vicksburg CS
Pooling Zone 2
Texas
Louisiana
Alabama
Legend
Points of Interest
Midcon Express Pipeline
Zone 1
Zone 2

MEP Details	
Capacity / Pipeline Length	▸ 1.8 Bcf/d ▸ 500 miles
Major Shippers	▸ Chesapeake ▸ Cross Timbers ▸ EOG Resources ▸ New Field Exploration
Major Pipeline Interconnections	▸ Texas Gas ▸ NGPL ▸ ANR ▸ Columbia Gulf ▸ Southern Natural ▸ CEGT ▸ TETCO ▸ Destin ▸ Transco
Firm Transportation Commitments	▸ Primarily fee-based revenues supported by long-term demand FT agreements

Transportation Segment

- RIGS volumes continued to increase as expansion volumes came online and Hayneville production continued to increase
- Regency's share of RIGS adjusted EBITDA rose throughout 2010 due to our additional ownership interest in RIGS and increased volumes

- Regency acquired its 49.9% interest in MEP on May 26, 2010
- In addition, an expansion which increased MEP's total capacity from 1.5 Bcf/d to 1.8 Bcf/d was completed in June 2010

RIGS Throughput and Adjusted EBITDA



1,800
1,600
1,400
1,200
1,000
800
600
400
200
-
MMBtu/d (000's)
$30
$25
$20
$15
$10
$5
$0
$ in millions
883
1,156
1,520
1,544
Q1 2010
Q2 2010
Q3 2010
Q4 2010
RIGS Throughput[1]
RGNC's Share of RIGS Adjusted EBITDA[2]

MEP Throughput and Adjusted EBITDA



1,600
1,550
1,500
1,450
1,400
1,350
1,300
1,250
1,200
1,150
MMBtu/d (000's)
$30
$25
$20
$15
$10
$5
$0
$ in millions
1,348
1,310
1,433
1,542
Q1 2010
Q2 2010
Q3 2010
Q4 2010
MEP Throughput[3]
RGNC's Share of MEP Adjusted EBITDA[4]

1 Volumes assume 100% Joint Venture ownership. Regency receives 49.99% of the economics from the Haynesville Joint Venture
2 Represents Regency's 49.99% share of RIGS adjusted EBITDA
3 Volumes assume 100% Joint Venture ownership. Regency receives 49.9% of the economics from the MEP Joint Venture
4 Represents Regency's 49.9% share of MEP adjusted EBITDA

Contract Compression Segment Overview



Contract Compression: Overview

- Core compression operations in Texas, Louisiana, Arkansas and Pennsylvania

HP by Region[1,2]

Region	Total HP	# of Units
Central	148,995	160
Gulf Coast	271,506	359
North	181,030	128
West	243,269	368
Total	844,800	1,015

HP by Size[1,2]

HP Range	Total HP	% of HP	# of Units
0 – 499	90,178	11%	453
500 - 999	70,427	8%	111
1,000 and over	684,195	81%	451
Total	844,800	100%	1,015


Pennsylvania
North Region (Areas 13, 19, 21, and 86)
West Region (Areas 2, 4, 11, 15, 16, 72 and 74)
Gulf Coast Region (1, 3, 5, 7-9, 14, 22 and 71)
Central Region (Areas 6, 12, 17, 18, 20, 82 and 87)

1 Excludes HP owned by Regency that is serviced by our Contract Compression Segment
2 Horsepower as of 12/31/2010

Contract Compression: Uses of Compression Services

➢ Regency's full-service contract compression operations provide our customers with turnkey services that adapt to changing conditions, thereby helping producers increase their production and cash flow

	Wellhead Compression	Field-Wide Compression	Plant Compression	Transportation Compression
Unit Size	Small to medium	Medium to large	Medium to large	Large
Operating Cost	Highest	Medium	Medium	Low
Growth Drivers	• New volumes • Replacement of existing equipment • Declining pressures	• New volumes • Replacement of existing equipment • Declining pressures	• New volumes • Replacement of existing equipment	• New volumes • Replacement of existing equipment

Regency's Primary Focus

Contract Compression

Benefits of Contract Compression	
Fee-Based Margin	➢ Limited exposure to natural gas prices ➢ Margins based on monthly fee regardless of throughput ➢ Producers' cash flows are compression-dependent
Flexibility of Applications	➢ Compressors are transportable and easily relocated ➢ Compressors are adaptable to changing site conditions ➢ Standardized unit components (Caterpillar engines and Ariel compressors) ➢ Regional operational scale ➢ Centralized parts warehouses
Equipment Technology	➢ Proven designs with minimal exposure to technical obsolescence ➢ Long economic lives

Contract Compression: 2010 Accomplishments

- Our ability to effectively manage and deploy our fleet of assets resulted in a 12% increase in revenue generating horsepower from 2009 to 2010



Regency 2010 Horsepower (HP) Walkforward
Revenue Generating Horsepower (in thousands)
900
800
700
600
500
400
300
200
100
0
753
(136)
152
76
845
Beginning HP 1/1/2010
HP Released
HP Re-applied
HP Deployed
Ending HP 12/31/2010

Contract Compression: Historical Performance

- Regency's 2010 performance demonstrates that our business model is strong



Horsepower Utilization
Horsepower (in thousands)
Utilization
1,200
1,000
800
600
400
200
-
100%
95%
90%
85%
80%
75%
70%
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
Q2 2010
Q3 2010
Q4 2010
768 191 31
767 184 79
743 184 115
753 178 122
760 191 126
790 186 122
823 164 111
845 186 105
CDM Owned
Third Party & Affilate Owned
Idle
Utilization

- Utilization rates are trending back to historical average
- Revenue Generating HP has steadily increased over the last five consecutive quarters

1 Tudor Pickering Holt & Company, TPH Weekly Rig Roundup, January 11, 2010 and Regency internal analysis

Contract Compression: 2011 Goals

2011 Goals
➢ Focus on emerging shale plays, including the Eagle Ford and Marcellus shales
➢ Leverage strong operational footprint to deploy horsepower in north Louisiana, east Texas and south Texas
➢ Increase enterprise returns by restoring historically high fleet utilization rate

Contract Treating Segment Overview



REGENCY ENERGY PARTNERS

- With the acquisition of Zephyr Gas Services, Regency expanded its service offerings to include a high-quality treating platform
- Zephyr contributed $11 million in segment margin for the period from September 1 to December 31, 2010

Texas Panhandle

- 1 Amine Plant
- 1 JT Plant
- 2 Miscellaneous

Other

West Texas

- 1 Cooler
- 1 Miscellaneous

Arkansas

- 2 Amine Plants


Arkansas
Texas
Louisiana

Map Legend

- Region 1 (LA)
- Region 2 (TX, UT, AR)

East Texas/North Louisiana

- 26 Amine Plants
- 100 Gas Coolers
- 1 JT Plant
- 2 NGL Storage Tanks
- 22 Miscellaneous

Gulf Coast

- 5 Amine Plants
- 16 Gas Coolers
- 4 JT Plants
- 4 NGL Storage Tanks
- 4 Miscellaneous

Contract Treating: Overview

- Our contract treating business, Zephyr Gas Services, is a field services company with quality assets strategically located in high-growth areas, including the Eagle Ford, Haynesville and Fayetteville shales
- Zephyr provides complete turnkey natural gas treating services, including treating, gas cooling and JT plant leasing services

Benefits of Contract Treating	
Fee-Based Margin	100% of revenues are fee-based with approximately 70% coming from amine treating, 20% from gas cooling and 10% from JT skids, dehydration and other services
Flexibility of Applications	Zephyr's skid-mounted Modular Quick-Connect (MQC®) design received an approved patent in 2010 New 400 GPM MQC® Amine Plant design is complete Turnkey installation service for all treating needs

Contract Treating: Competitive Advantages

Competitive Advantages	
Location and Market Share	➢ Estimated to have ~50% of the outsourced treating market share in the Haynesville Shale ➢ Currently expanding treating services into Eagle Ford Shale
Reputation/Relationships	➢ Management team has over 75 years of collective experience in the oil and gas industry
Quality Asset Base	➢ Owns a high-quality fleet of newly manufactured treating assets that offer a range of complementary services ➢ Assets are located in high-growth markets ➢ Patented skid-mounted MQC® amine plants are a superior design than our competitors
Expertise in Sector	➢ Zephyr has developed a proven sales and service process

In order to create value for our customers, we are committed to focusing on safety, speed to market and mechanical efficiency, and providing economic solutions

U.S. Treating Market Overview[1]

- Zephyr is the market leader for larger (> 50 GPM) MODULAR amine plants

Estimated Treating Market Share


10 - 15%
85 - 90%
Zephyr
All Other

- Larger installations (> 50 GPM) typically have longer contract terms and greater re-contracting rates
- Zephyr's entire fleet is newly-built equipment with the majority of the plants manufactured within the last 18 months
  - Majority of our competitors have older fleets, many with plants in excess of 20 years old that are legacy stick-built, non-modular plants

1 As of 12/31/2010; Source: Internal Analysis

Contract Treating: Opportunities

- With pipeline market specs of approximately 2%, both Haynesville and lean Eagle Ford gas will require significant CO_2 treating infrastructure

Shale	CO_2 /H_2S Content[1]	Estimated Current Supply	Projected Demand[1]
Haynesville/Bossier Shale	4-5+%	~3,000 GPM or $100 million	>15,000 GPM[2]
Eagle Ford Shale	2.2-7% / 100 ppm - 1% H_2S	Minimal infrastructure currently exists	>3,000 GPM[2]
Avalon Shale	4-12%	Minimal infrastructure currently exists	41 Tcf of recoverable natural gas 1.3 billion Bbls of recoverable oil

We expect 2011 growth to be fueled by increased producer activity in the Haynesville and Eagle Ford shales

1 Source: Peer reports and internal analysis
2 Regency estimates approximately 3gpm per MMcf/d of throughput, which takes into account expected market efficiencies

Financial Overview



Key Finance Objectives

- Disciplined capital management encompasses the following key items:

Strengthen Balance Sheet

Maintain Stable Cash Flows

Maximize Return on Invested Capital

Strengthen Balance Sheet: Strong Liquidity Position

- Our liquidity remains strong, with nearly $500 million currently available[1] to fund our planned growth capital expenditures, including a portion of our ownership interest in the LDH Joint Venture



Revolving Credit Facility
$ in Millions
$1,000
$800
$600
$400
$200
$-
$453
$436
$401
$499
$227
$673
$509
$391
$599
$301
$525
$375
12/31/2009
3/31/2010
6/30/2010
9/30/2010
12/31/2010
3/31/2011
Balance Drawn[2]
Available Credit

- $250 million of drawn balances are hedged via interest rate swaps through April 2012, thus minimizing our interest rate exposure

1 As of April 1, 2011
2 Includes letters of credit

Strengthen Balance Sheet: Debt Maturity Profile

- During 2010, we improved our debt profile through a series of capital markets transactions
- The weighted average maturity of our debt is six years, with no debt maturing in the next three years

As of December 31, 2009



$ In Millions
$1,000
$800
$600
$400
$200
$-
$900
$420
$250
2011
2012
2013
2014
2015
2016
2017
2018
Revolver
9% Senior Notes
8% Senior Notes

As of December 31, 2010



$ In Millions
$1,000
$800
$600
$400
$200
$-
$900
$301
$250
2011
2012
2013
2014
2015
2016
2017
2018
Revolver
9% Senior Notes
6% Senior Notes

- S&P upgraded our corporate rating to BB on March 24, 2011
- Moody's reaffirmed the existing Ba3 rating with a positive outlook on March 28, 2011

Strengthen Balance Sheet: Disciplined Capital Market Activity

- Our $408 million equity offering in August 2010 helped delever our balance sheet and positioned us strongly amongst our peer group
- As of December 31, 2010, our debt-to-adjusted EBITDA ratio was 3.5x
- An agreement for a private equity placement of $204 million in common equity was announced in March 2011 in conjunction with the announcement of the LDH Joint Venture[1]

We continue to target a leverage ratio of less than 4.0x

1 Completion of the LDH Joint Venture acquisition is subject to customary closing conditions, including customary regulatory approvals

Strengthen Balance Sheet: Balancing Distribution Growth with Retaining DCF

- Our target is a 1.1x coverage ratio, which provides a reasonable margin against earnings variability given our current asset mix

2010 Distributable Cash Flows

$ in millions



$8
$8
$8
$217
LP Distributions
Series A Preferred
GP Distributions
Retained DCF

- Achieved 1.04x coverage for full-year 2010
- Long-term value would be created by achieving investment-grade metrics and minimizing long-term debt costs

Maintain Stable Cash Flows: Diverse Portfolio

- Our target is to achieve and retain over 80% of fee-based adjusted segment margin

Adjusted Total Segment Margin



FY 2008
17%
64%
FY 2009
2%
27%
71%
FY 2010
3%
76%
FY 2011E[1]
3%
12%
85%
Fee-based
Hedged Commodity
Unhedged Commodity

We anticipate that the commodity exposure associated with the LDH Joint Venture will not materially impact our 2011 mix[2]

1 Excludes LDH Joint Venture acquisition
2 Completion of the LDH Joint Venture acquisition is subject to customary closing conditions, including customary regulatory approvals

Maintain Stable Cash Flows: Comprehensive Hedging Program

- We utilize a comprehensive hedging program to mitigate exposure


NGL Equity Production vs. Hedged
Bbl/d
5,000
4,000
3,000
2,000
1,000
-
89%
86%
87%
89%
75%
63%
38%
12%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Condensate Equity Production vs. Hedged
Bbl/d
1,000
800
600
400
200
-
79%
85%
85%
86%
75%
74%
48%
23%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Natural Gas Production vs. Hedged
MMBtu/d
12,000
10,000
8,000
6,000
4,000
2,000
-
68%
78%
79%
81%
51%
51%
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Equity Production
Hedge

- Approximately 15% of Regency's segment margin is currently subject to commodity exposure
- Regency is exploring several options for hedging the commodity risk associated with the LDH Joint Venture[1]

1 Completion of the LDH Joint Venture acquisition is subject to customary closing conditions, including customary regulatory approvals

Maintain Stable Cash Flows: Comprehensive Hedging Program

Executed Hedges by Product

	2011		Q1 2012		Q2 2012		Q3 2012		Q4 2012	
	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)	Bbls/d	Price ($/gal)
Ethane	1,639	$0.50	1,530	$0.47	1,020	$0.46	510	$0.47	-	-
Propane	855	$1.00	730	$1.01	730	$1.05	490	$1.10	250	$1.18
Iso Butane	-	-	-	-	-	-	-	-	-	-
Normal Butane	536	$1.34	440	$1.36	440	$1.45	300	$1.53	150	$1.62
Natural Gasoline	295	$1.71	230	$1.75	270	$1.94	160	$2.05	80	$2.19
	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)	Bbls/d	Price ($/Bbl)
WTI	704	$83.24	640	$84.46	630	$90.36	410	$93.66	200	$98.95
	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)	MMbtu/d	Price ($/MMbtu)
Natural Gas	8,000	$5.40	5,000	$5.04	5,000	$4.79	-	-	-	-

Note: WTI prices in $/bbl; WTI Natural Gas prices in $/MMbtu; all other prices in $/gallon

Maintain Stable Cash Flows: DCF Sensitivities

DCF Sensitivity to Commodity Price Changes - 2011[1]

Change in WTI Price ($/Bbl)

Change in Natural Gas Price ($/MMbtu)	Decrease $10.00	Flat	Increase $10.00
Decrease $1.00	$ (1.7)M	$ (0.5)M	$ 0.7M
Flat	$ (1.2)M	$ 0	$ 1.2M
Increase $1.00	$ (0.7)M	$0.5M	$ 1.7M

- Regency has length in natural gas due to a concerted effort to minimize "keep-whole" exposure
- A $10.00 per Bbl movement in crude along with the same percentage change in NGL pricing would result in a $1.2 million change in Regency's forecasted 2011 DCF
- A $1.00 per MMbtu movement in natural gas pricing would result in a $0.5 million change in Regency's forecasted 2011 DCF

1 Excludes LDH Joint Venture

Maximize Returns:
Track Record of Growth[1]

REGENCY ENERGY PARTNERS

- Solid track record of growth through acquisitions and organic growth projects

Step-Out Acquisitions ($ in millions): **$2,417**

TexStar	$349
CDM Resource Management	$698
Midcontinent Express Pipeline[3]	$599
Zephyr	$193
LDH[4]	$578

+

Bolt-On Acquisitions ($ in millions): **$456**

Pueblo Midstream	$64
Nexus Gas Holding	$89
Front Street Hugoton	$147
Additional Ownership of RIGS[5]	$156

+

Organic Growth[2] ($ in millions): **$1,638**

2005	$179
2006	$122
2007	$78
2008	$355
2009	$352
2010	$299
2011E[6]	$253

=

Total ($ in millions): **$4,508**

2010 and 2011 Announced Transactions (highlighted: Midcontinent Express Pipeline, Zephyr, LDH, Additional Ownership of RIGS, 2010, 2011E)

1 Post Regency's initial public offering in February 2006
2 Organic Growth reflects our proportionate share of Haynesville Joint Venture growth
3 Via 49.9% ownership interest in MEP Joint Venture
4 Assumes full-year impact from the LDH Joint venture; completion of the LDH Joint Venture acquisition is subject to customary closing conditions, including customary regulatory approvals
5 Includes the purchase of additional ownership in RIGS of 5% and 6.99% for 2009 and 2010 respectively
6 Excludes organic growth related to the LDH Joint Venture

Capital Expenditures

Growth Capital

- 2011 base capital expenditures are expected to be $253 million, allocated across the following segments:
  - Gathering & Processing = $155 million
  - Contract Compression = $78 million
  - Contract Treating = $12 million
  - Corporate & Others = $8 million
- Regency's proportionate share of 2011 growth capital expenditures for the Haynesville Joint Venture is expected to be funded under the JV's revolving credit facility[1]
- We are currently in the process of evaluating potential growth projects associated with the LDH Joint Venture

Maintenance Capital

- Maintenance capital expenditures are expected to be approximately $14 million excluding maintenance capital expenditures related to our joint venture interests

1 100% of growth capital expenditures for the Haynesville Joint Venture are expected to be $42 million

Maximize Returns:
Cost of Capital Analysis

- Regency's current cost of capital provides a strategic advantage when pursuing growth opportunities

Cost of Capital at 50/50 Debt/Equity Split

Unit Price	Issued Price	Initial Cash Cost of Equity	Debt at 5%	Debt at 6%	Debt at 7%	Debt at 8%
$25.00	$23.25	8.2%	6.6%	7.1%	7.6%	8.1%
$27.00	$25.11	7.6%	6.3%	6.8%	7.3%	7.8%
$29.00	$26.97	7.1%	6.0%	6.5%	7.0%	7.5%
$31.00	$28.83	6.6%	5.8%	6.3%	6.8%	7.3%

Current cost of capital is between 6% and 8%

Conclusion



Concluding Thoughts

- Regency has a strong foundation that extends across the midstream value chain
- Portfolio strategically located to take advantage of multiple organic growth and acquisition opportunities in several of the most active plays in the U.S., including the Eagle Ford and Haynesville shales, as well as the Permian Basin in west Texas
- LDH Joint Venture will establish an NGL platform that will significantly strengthen Regency's service offerings to natural gas producers and provide additional organic growth opportunities[1]
- Well positioned to achieve investment grade metrics[2]

Management is focused on growing distributions and increasing unitholder value

1 Completion of the LDH Joint Venture acquisition is subject to customary closing conditions, including customary regulatory approvals
2 Investment grade ratings and the applicable criteria are solely determined by the rating agencies

Appendix



Gathering & Processing Segment

	Three Months Ended			
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
	($ in thousands)			
Gathering and Processing Segment				
Financial data:				
Segment margin (1)	$ 52,915	$ 42,723	$ 49,568	$ 50,802
Adjusted segment margin (1)	59,731	56,690	55,162	54,608
Operating data:				
Throughput (MMbtu/d) (1)	1,029,597	950,583	1,002,089	1,005,172
NGL gross production (Bbls/d)	29,327	26,930	25,168	23,118

(1) Segment margin, adjusted segment margin and throughput vary from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets, as well as a functional reorganization of our operating segments.

	Three Months Ended			
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
	($ in thousands)			
Gathering and Processing Segment				
Financial data:				
Segment margin (1)	$ 50,982	$ 54,718	$ 54,321	$ 53,899
Adjusted segment margin (1)	52,139	50,984	52,458	51,188
Operating data:				
Throughput (MMbtu/d) (1)	1,000,748	932,830	959,280	1,011,588
NGL gross production (Bbls/d)	22,725	20,334	21,185	20,151

(1) Segment margin, adjusted segment margin and throughput vary from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets, as well as a functional reorganization of our operating segments.

- The following provides key performance measures for 100% of the Haynesville Joint Venture

	Three Months Ended			
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
	($ in thousands)			
Transportation Segment - Haynesville Joint Venture				
Financial data:				
Segment margin	$ 47,450	$ 49,121	$ 43,897	$ 33,879
Operating data:				
Throughput (MMbtu/d)	1,543,570	1,519,716	1,155,692	882,626

- The following provides key performance measures for 100% of the MEP Joint Venture

	Three Months Ended			
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
	($ in thousands)			
Transportation Segment - MEP Joint Venture (1)				
Financial data:				
Segment margin	$ 57,799	$ 56,197	$ 51,033	$ 47,316
Operating data:				
Throughput (MMbtu/d) (2)	1,541,533	1,432,783	1,310,363	1,348,044

(1) On May 26, 2010, the Partnership purchased a 49.9 percent interest in MEP Joint Venture from ETE. The financial and operating data are presented at 100 percent of MEP Joint Venture.

(2) Due to pooling of interest corrections the MEP volume data has been revised for the quarters ended March 31, 2010 and September 30, 2010.

Contract Compression Segment

	Three Months Ended			
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
	($ in thousands)			
Contract Compression Segment (1)				
Financial data:				
Segment margin	$ 40,855	$ 38,510	$ 37,814	$ 37,030
Operating data:				
Revenue generating horsepower	844,800	823,369	790,494	759,704
Average horsepower per revenue generating compression unit	832	861	853	858

(1) Segment margin varies from previously disclosed amounts due to a functional reorganization of our operating segments.

	Three Months Ended			
	December 31, 2009	September 30, 2009	June 30, 2009	March 31, 2009
	($ in thousands)			
Contract Compression Segment (1)				
Financial data:				
Segment margin	$ 34,163	$ 34,085	$ 35,800	$ 36,980
Operating data:				
Revenue generating horsepower	753,328	743,289	767,060	789,494
Average horsepower per revenue generating compression unit	849	836	846	858

(1) Segment margin varies from previously disclosed amounts due to a functional reorganization of our operating segments.

Contract Treating Segment

	Three Months Ended			
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
	($ in thousands)			
Contract Treating Segment				
Financial data:				
Segment margin	$ 8,725	$ 2,729	$ -	$ -
Operating data:				
Revenue generating gallons per minute	3,431	3,093	-	-

Non-GAAP Reconciliation

	Three Months Ended			
	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
	($ in thousands)			
Net (loss) income	$ (8,929)	$ 7,846	$ (9,991)	$ (450)
Add:				
Interest expense, net	19,791	20,393	22,223	20,564
Depreciation and amortization	33,217	32,429	29,604	27,475
Income tax (benefit) expense	(149)	450	928	321
EBITDA (1)	$ 43,942	$ 61,118	$ 42,764	$ 47,910
Add (deduct):				
Non-cash loss from commodity and embedded derivatives	18,922	6,646	9,854	7,191
Non-cash unit based compensation (2)	1,986	908	10,441	1,597
Loss on asset sales, net	78	200	29	284
Income from unconsolidated subsidiaries	(23,618)	(21,754)	(16,080)	(7,919)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (3)	20,974	19,632	16,333	10,675
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA (4)	24,095	23,163	8,424	-
Loss on debt refinancing, net	15,748	-	-	1,780
Other expense, net	891	346	2,165	90
Adjusted EBITDA	$ 101,758	$ 89,654	$ 73,930	$ 61,614

(1) Earnings before interest, taxes, depreciation and amortization.

(2) The Partnership added non-cash unit based compensation as a reconciling item from EBITDA to adjusted EBITDA. Previous comparative periods have been restated.

(3) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income	$ 32,097	$ 30,966	$ 25,871	$ 18,403
Add:				
Depreciation and amortization	8,474	8,302	8,100	6,321
Interest expense	171	154	99	102
Gain on insurance settlement	7	(249)	-	-
Loss on sale of asset, net	(1)	106	-	-
Other expense, net	9	(6)	11	-
Haynesville Joint Venture's Adjusted EBITDA	$ 40,757	$ 39,273	$ 34,081	$ 24,826

(4) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows and represents the month ended June 30, 2010, as the Partnership acquired its 49.9 percent ownership interest on May 26, 2010 and results for the three months ended September 30, 2010:

	December 31, 2010	September 30, 2010	June 30, 2010	March 31, 2010
Net income	$ 18,110	$ 16,951	$ 8,068	$ -
Add:				
Depreciation and amortization	17,402	17,919	5,383	-
Interest expense, net	12,774	12,749	3,431	-
MEP Joint Venture's Adjusted EBITDA	$ 48,286	$ 46,419	$ 16,882	$ -

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Year Ended December 31,		
	2010	2009	2008
		($ in thousands)	
Net (loss) income	$ (10,918)	$ 140,489	$ 101,328
Add (deduct):			
Interest expense, net	82,971	77,996	68,243
Depreciation and amortization	122,725	109,893	102,566
Income tax expense (benefit)	956	(1,095)	(266)
EBITDA (1) (2)	$ 195,734	$ 327,283	$ 266,871
Add (deduct):			
Non-cash loss (gain) from derivatives	42,613	5,163	(14,708)
Non-cash unit based compensation (3)	13,727	5,834	4,318
Loss (gain) on asset sales, net	591	(133,284)	472
Income from unconsolidated subsidiaries	(69,365)	(7,880)	–
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA (4)	67,014	11,398	–
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA (5)	55,682	–	–
Loss on debt refinancing, net	17,528	–	–
Other expense, net	3,432	2,486	2,374
Adjusted EBITDA (6)	$ 326,954	$ 210,994	$ 259,327

(1) Earnings before interest, taxes, depreciation and amortization.

(2) EBITDA varies from previously disclosed amounts as a result of new accounting pronouncement that requires disclosing non-controlling interest in income separately on the face of the income statement.

(3) The Partnership added non-cash unit based compensation as a reconciling item from EBITDA to adjusted EBITDA. Previous comparative periods have been restated.

(4) 100% of Haynesville Joint Venture's Adjusted EBITDA is calculated as follows:

	2010	2009	2008
Net income Haynesville Joint Venture	$ 106,737	$ 19,734	$ –
Add:			
Depreciation and amortization	31,797	8,514	–
Interest expense	526	158	–
Gain on insurance settlement	(242)	–	–
Loss on sale of asset, net	105	–	–
Other expense, net	14	50	–
Haynesville Joint Venture's Adjusted EBITDA	$ 138,937	$ 28,456	$ –

(5) 100% of MEP Joint Venture's Adjusted EBITDA is calculated as follows and represents the period from May 26, 2010 to December 31, 2010, as the Partnership acquired its 49.9 percent ownership interest on May 26, 2010:

	2010	2009	2008
Net income MEP Joint Venture	$ 42,529	$ –	$ –
Add:			
Depreciation and amortization	40,104	–	–
Total other income (expense)	28,954	–	–
MEP Joint Venture's Adjusted EBITDA	$ 111,587	$ –	$ –

(6) Adjusted EBITDA and Combined Adjusted EBITDA differs from previously disclosed amounts as a result of the inclusion of income from unconsolidated subsidiary to account for Regency's income from the Haynesville Joint Venture and the inclusion of non-cash unit based compensation as a reconciling item to Adjusted EBITDA.

Non-GAAP Reconciliation

REGENCY ENERGY PARTNERS

	Year Ended December 31, 2010	2009	2008
		($ in thousands)	
Net (loss) income	$ (10,918)	$ 140,489	$ 101,328
Add (Deduct):			
Operation and maintenance	125,650	117,000	119,715
General and administrative	80,951	57,863	51,323
Loss (gain) loss on asset sales, net	516	(133,282)	457
Management services termination fee	-	-	3,888
Transaction expenses	-	-	1,620
Depreciation and amortization	117,751	100,098	93,393
Income from unconsolidated subsidiaries	(69,365)	(7,806)	-
Interest expense, net	82,792	77,665	62,940
Loss on debt refinancing, net	17,528	-	-
Other income and deductions, net	12,126	15,132	(328)
Income tax expense (benefit)	956	(1,095)	(266)
Discontinued operations	1,571	2,269	(13,931)
Total Segment Margin (1)	**359,558**	**368,333**	**420,139**
Non-cash loss (gain) from derivatives	30,183	(7,151)	(17,996)
Adjusted Total Segment Margin (1)	**389,741**	**361,182**	**402,143**
Transportation Segment Margin (1) (2)	-	**11,714**	**66,888**
Contract Compression Segment Margin (1)	**154,209**	**141,028**	**125,503**
Contract Treating Segment Margin (1)	**11,454**	-	-
Corporate & Others Segment Margin (1)	**21,092**	**6,275**	**815**
Inter-segment Elimination	**(23,205)**	**(4,604)**	**(4,573)**
Adjusted Gathering and Processing Segment Margin (1)	**$ 226,191**	**$ 206,769**	**$ 213,510**

(1) Segment margin and adjusted segment margin vary from previously disclosed amounts due to the presentation of discontinued operations for the disposition of east Texas assets, a functional reorganization of our operating segments, as well as inter-segment eliminations.

(2) Transportation segment margin and adjusted transportation segment margin represent Regency's 100% ownership in RIGS prior to contribution of RIGS to the Haynesville Joint Venture.

Non-GAAP Reconciliation

		Three Months Ended December 31, 2010 ($ in thousands)
Net cash flows provided by operating activities	$	41,304
Add (deduct):		
Depreciation and amortization, including debt issuance cost amortization		(34,556)
Write-off of debt issuance costs		1,422
Amortization of excess fair value of unconsolidated subsidiaries		(3,410)
Income from unconsolidated subsidiaries		27,028
Derivative valuation change		(18,352)
Loss on asset sales, net		(78)
Unit based compensation expenses		(1,387)
Trade accounts receivables, accrued revenues, and related party receivables		13,708
Other current assets		1,010
Trade accounts payable, accrued cost of gas and liquids, related party payables and deferred revenues		(14,724)
Other current liabilities		4,667
Distributions received from unconsolidated subsidiaries		(27,028)
Other assets and liabilities		1,473
Net loss	$	(8,923)
Add:		
Interest expense, net		19,791
Depreciation and amortization		33,217
Income tax benefit		(143)
EBITDA	$	43,942
Add (deduct):		
Non-cash loss from derivatives		18,922
Non-cash unit based compensation		1,386
Loss on asset sales, net		78
Income from unconsolidated subsidiaries		(23,618)
Partnership's ownership interest in Haynesville Joint Venture's adjusted EBITDA		20,374
Partnership's ownership interest in MEP Joint Venture's adjusted EBITDA		24,095
Loss on debt refinancing, net		15,748
Other expense, net		831
Adjusted EBITDA	$	101,758
Add (deduct):		
Interest expense, excluding capitalized interest		(19,552)
Maintenance capital expenditures		(4,164)
Proceeds from asset disposal		128
Convertible preferred distribution		(1,945)
Joint venture adjustments (1)		(7,844)
Others		304
Cash available for distribution	$	68,685

(1) Adjustments for the Partnership's share of the Haynesville Joint Venture's and MEP Joint Venture's adjustments between their respective adjusted EBITDA and cash available for distribution. Adjustments include interest expense, maintenance capital expenditures and the Haynesville Joint Venture's non-cash portion of the general and administrative management fee.